                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                               /s/ALAN A. BAKER
                                                               -----------------
                                                                 Alan A. Baker

                           NATIONAL GAS & OIL COMPANY
                           --------------------------
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                         /s/JAMES H. CAMERON
                                                         -------------------
                                                         James H. Cameron

                           NATIONAL GAS & OIL COMPANY
                           --------------------------
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                    /s/DAVID C. EASLEY
                                                    ------------------
                                                    David C. Easley

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                            /s/Thomas E. Stewart
                                                           ---------------------
                                                           Thomas E. Stewart

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                           /s/Richard O. Johnson
                                                           ---------------------
                                                           Richard O. Johnson

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                         /s/Patrick J. McGonagle
                                                         -----------------------
                                                         Patrick J. McGonagle

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                          /s/M. Howard Petricoff
                                                          ----------------------
                                                          M. Howard Petricoff

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                               /s/Graham R. Robb
                                                               -----------------
                                                               Graham R. Robb

                           NATIONAL GAS & OIL COMPANY
                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, hereby constitutes and appoints Todd P. Ware his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February 1998.

                                                     /s/William H. Sullivan, Jr.
                                                     ---------------------------
                                                     William H. Sullivan, Jr.